Saturna Investment Trust
Saturna Core Fund
Saturna Short-Term Bond Fund
Saturna Bond Income Fund
Saturna Global High Income Fund
Saturna Sustainable Bond Fund

Supplement Dated February 27, 2026, to the Summary Prospectus, Prospectus, and Statement of Additional Information dated March 31, 2025, as each may be amended and supplemented

Reorganization of Saturna Bond Income Fund, Saturna Short-Term Bond Fund, and
Saturna Global High Income Fund

At a Special Joint Meeting of Shareowners held on February 27, 2026, the shareowners of each Fund listed in the table below under the heading “Target Fund” approved the reorganization of each Target Fund into the corresponding Acquiring Fund listed opposite its name under the heading “Acquiring Fund” (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Target Fund	Acquiring Fund
Saturna Bond Income Fund	Saturna Sustainable Bond Fund
Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
Saturna Global High Income Fund	Saturna Core Fund

The Reorganizations are expected to be consummated on March 20, 2026 (the “Closing Date”). Upon completion of each Reorganization, Target Fund shareowners will become shareowners of the corresponding Acquiring Fund. Shareowners of each Target Fund will receive shares of the corresponding Acquiring Fund with a total net asset value equal to that of their shares of the Target Fund on the Closing Date. After the Closing Date, each Target Fund will be terminated.

You can purchase or exchange shares of the Target Funds only through March 2, 2026. You can redeem Target Fund shares until the business day before the Closing Date. That means your redemption order must be received by March 19, 2026. Any shares not redeemed by this date will be exchanged for shares of the Acquiring Fund. Redemption requests received for a Target Fund by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the corresponding Acquiring Fund received by the shareowner in connection with the Reorganization.

Information about the Acquiring Funds (Sustainable Bond Fund and Core Fund), including their Summary Prospectus, Prospectus, and Statement of Additional Information, can be found on our website at www.saturna.com/resources/literature.

* * *